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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549






                                    FORM 8-K
                                 CURRENT REPORT






     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934






       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) - JANUARY 23, 2002







                                  ALLETE, INC.


                             A Minnesota Corporation
                           Commission File No. 1-3548
                   IRS Employer Identification No. 41-0418150
                             30 West Superior Street
                          Duluth, Minnesota 55802-2093
                           Telephone - (218) 279-5000



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ITEM 5.  OTHER EVENTS.

Reference is made to the 2000 Form 10-K of ALLETE, Inc. (ALLETE) for background information on the following update.


Ref. Page 37 - Executive Officers of the Registrant
Ref. 8-K dated and filed August 29, 2001

On January 23, 2003 the ALLETE Board of Directors elected David Gartzke to the positions of chairman of the board and chief executive officer of ALLETE. Mr. Gartzke retains his current title as president of ALLETE.

Arend Sandbulte stepped down from the position of chairman of the board and will be retiring from the board in May 2002 pursuant to the board's retirement policy.

                     ALLETE Form 8-K dated January 25, 2002                    1
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                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                                   ALLETE, Inc.





January 25, 2002                                 James K. Vizanko
                                   ---------------------------------------------
                                                 James K. Vizanko
                                      Vice President, Chief Financial Officer
                                                   and Treasurer



2                   ALLETE Form 8-K dated January 25, 2002